UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

CORE LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41695	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6316 Windfern Road Houston, TX		77040
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 328-2673

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01)	CLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Core Laboratories Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 8, 2024 in Houston, Texas. At the Annual Meeting, the Company’s shareholders were asked to vote on the following proposals: (1) to re-elect two current Class III Directors to serve under the terms and conditions described within the proxy statement until the Company’s annual meeting in 2027 and until their successors shall have been duly elected and qualified; (2) to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accountants for the year ending December 31, 2024; (3) to approve, on an advisory basis, the compensation philosophy, policies and procedures described in the section of the Company’s proxy statement entitled Compensation Discussion and Analysis (“CD&A”), and the compensation of the Company’s named executive officers as disclosed pursuant to the U.S. Securities and Exchange Commission’s compensation disclosure rules, including the compensation tables; and (4) to approve and resolve the amendment and restatement of the Company’s 2020 Long-Term Incentive Plan, the principal purposes of which are to (i) increase the number of shares authorized thereunder and (ii) extend the term of such plan through May 8, 2034.

Given that more than 50% of the issued share capital was present and represented at the meeting either in person or by proxy, proposal 1 could be approved by the affirmative vote of a plurality of votes cast, proposals 2 and 3 could be approved by the affirmative vote of an absolute majority of 50% + 1 of shares present and entitled to vote, and proposal 4 could be approved by the affirmative vote of a two-thirds majority of shares present and entitled to vote. All items were approved, and the certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 – Election of Class III Directors: The election of each Class III director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
Lawrence Bruno	37,354,023	962,528	2,919,136
Kwaku Temeng	33,030,809	5,285,742	2,919,136

Proposal 2 – Appointment of KPMG as Independent Registered Public Accountant: The ratification of the appointment of KPMG as the Company’s independent registered public accountant for the fiscal year ending December 31, 2024 was approved as follows:

For	Against	Abstentions	Broker Non-Votes
40,402,356	802,763	30,568	—

Proposal 3 – Approving the Compensation of the Company’s Executive Officers: An advisory vote on the compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstentions	Broker Non-Votes
36,411,684	1,822,497	82,370	2,919,136

Proposal 4 – Approving the Amendment of the Company’s Long-Term Incentive Plan: The amendment and restatement of the Company’s 2020 Long-Term Incentive Plan, the principal purposes of which are to (i) increase the number of shares authorized thereunder and (ii) extend the term of such plan through May 8, 2034, was approved as follows:

For	Against	Abstentions	Broker Non-Votes
36,742,268	1,468,975	105,308	2,919,136

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories Inc.

Dated: May 10, 2024	By	/s/ Christopher S. Hill
Christopher S. Hill
Chief Financial Officer